Exhibit 10.1


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                   ACQUISITION OF STEM CELL TECHNOLOGIES, INC.
                                       by
                                  NEOSTEM, INC.
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                        AGREEMENT AND PLAN OF ACQUISITION

     This Agreement and Plan of Acquisition ("Agreement") is entered into by and between Stem Cell Technologies, Inc., a Florida corporation, ("SCTI"), UTEK CORPORATION, a Delaware corporation, ("UTEK"), and NeoStem, Inc., a Delaware corporation, ("NBS").

     WHEREAS, UTEK owns 100% of the issued and outstanding shares of common stock of SCTI ("SCTI Shares"); and

     WHEREAS, prior to the Closing Date, SCTI will acquire the license for the fields of use as described in the License Agreement as described and which are attached hereto as part of Exhibit A and made a part of this Agreement ("License Agreement") and the rights to develop and market a proprietary technology for the fields of uses specified in the License Agreement ("Technology").

     WHEREAS, the parties desire to provide for the terms and conditions upon which SCTI will be acquired by NBS in a stock-for-stock exchange ("Acquisition") in accordance with the respective corporation laws of their state, upon consummation of which all SCTI Shares will be owned by NBS, and all issued and outstanding SCTI Shares will be exchanged for common stock of NBS with terms and conditions as set forth in this Agreement; and

     WHEREAS, for federal income tax purposes, it is intended that the Acquisition qualifies within the meaning of Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are by this Agreement acknowledged, the parties agree as follows:

                                    ARTICLE 1
                         THE STOCK-FOR-STOCK ACQUISITION

     1.01 The Exchange. At the closing of the transactions contemplated by this Agreement ("Closing"), UTEK shall receive 400,000 common shares of the issued and outstanding stock of NBS (the "NBS Shares") and in exchange, NBS shall receive all of the SCTI Shares.

     1.02 Closing Date. The Closing of the Acquisition shall take place at the latest on November 15, 2007 or on such other date the parties hereto may mutually agree; provided that the parties have complied with the obligations required in Article 3 hereof and all conditions set forth in Article 4 have been fulfilled or waived in writing. The Closing shall be held at the offices of NBS, 420 Lexington Avenue, Suite 450, New York, NY 10170 or such other place as the parties may mutually agree. The date upon which such Closing shall occur shall be referred to as the "Closing Date."

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                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     2.01 Representations and Warranties of UTEK and SCTI. UTEK and SCTI represent and warrant to NBS that the facts set forth below are true and correct:

            (a) Organization. SCTI and UTEK are corporations duly organized, validly existing and in good standing under the laws of their respective states of incorporation, and they have the requisite power and authority to conduct their business and consummate the transactions contemplated by this Agreement. True, correct and complete copies of the articles of incorporation, bylaws and all corporate minutes of SCTI have been provided to NBS and such documents are presently in effect and have not been amended or modified. SCTI has no subsidiaries and no interest in any other corporation, partnership, joint venture or other entity.

            (b)   Authorization.   The  execution  of  this  Agreement  and  the
consummation of the Acquisition and the transactions contemplated by this Agreement have been duly authorized by the board of directors and shareholders of SCTI and the board of directors of UTEK; no other corporate action by the respective parties is necessary in order to execute, deliver, consummate and perform their respective obligations hereunder; and SCTI and UTEK have all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated by this Agreement.

            (c) Capitalization. The authorized capital of SCTI consists of 1,000,000 shares of common stock with a par value $0.01 per share. At the date of this Agreement and at the Closing Date, all issued and outstanding shares of SCTI have been duly and validly issued and are fully paid and non-assessable shares and have not been issued in violation of any preemptive or other rights of any other person or any applicable laws. SCTI is not authorized to issue any preferred stock. All dividends on SCTI Shares which have been declared prior to the date of this Agreement have been paid in full. There are no outstanding (i) rights to purchase or subscribe for any shares, or other ownership interests of SCTI, (ii) obligations of SCTI, whether absolute or contingent, to issue any equity securities or other ownership interests, (iii) debt or equity securities directly or indirectly convertible into any equity securities of SCTI or (iv) any agreements, options, rights of first refusal or other similar rights with respect to the shares of SCTI. None of the SCTI Shares are subject to any change, claim, condition, interest, lien, pledge, option, security interest or other encumbrance or restriction, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership. At the date of this Agreement, 1,000 SCTI Shares are issued and outstanding as follows:

                Shareholder             Number of SCTI Shares
                -----------             ---------------------
                  Utek                          1,000

                  Total                         1,000



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            (d)  Binding  Effect.  The  execution,   delivery,  performance  and
consummation   of  this  Agreement,   the   Acquisition  and  the   transactions
contemplated by this Agreement will not violate any obligation to which SCTI or UTEK is a party and will not create a default under any such obligation or under any agreement to which SCTI or UTEK is a party. This Agreement constitutes a legal, valid and binding obligation of SCTI, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor's rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

            (e) Litigation Relating to this Agreement. There are no suits, actions or proceedings pending or to SCTI's and UTEK's knowledge threatened which seek to enjoin the Acquisition or the transactions contemplated by this Agreement or which, if adversely decided, would have a materially adverse effect on its business, assets, prospects or the results of its operations of SCTI.

            (f) No Conflicting Agreements. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by SCTI or UTEK with the terms or provisions of this Agreement nor all other documents or agreements contemplated by this Agreement and the consummation of the transactions contemplated by this Agreement will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of, SCTI or UTEK's articles of incorporation or bylaws, the Technology, the License Agreement or any agreement, contract, instrument, order, judgment or decree to which SCTI or UTEK is a party or by which SCTI or UTEK or any of their respective assets is bound, or violate any provision of any applicable law, rule or regulation or any order, decree, writ or injunction of any court or
government   entity  which  materially   affects  their  respective   assets  or
businesses.

            (g) Consents. No consent from or approval of any court, governmental entity or any other person is necessary in connection with execution and delivery of this Agreement by SCTI and UTEK or performance of the obligations of SCTI and UTEK hereunder or under any other agreement to which SCTI or UTEK is a party; and the consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of the Technology, the License Agreement or any other material right, privilege, license or agreement relating to SCTI or its assets or business.

            (h) Title to Assets/SCTI Shares. SCTI has or has agreed to enter into the agreements as listed on Exhibit A attached hereto. These agreements and the assets shown on the balance sheet of attached Exhibit B are the sole assets of SCTI. SCTI has or will by the Closing Date have good and marketable title to its assets, free and clear of all liens, claims, charges, mortgages, options, security agreements and other encumbrances of every kind or nature whatsoever. As of the date hereof and the Closing Date, UTEK is the record and beneficial owner of the SCTI Shares free and clear of all liens and restrictions of any kind.

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            (i) Intellectual Property

               (1) The University of Louisville Research Foundation ("ULRF") owns the Technology and has all right, power, authority and ownership and entitlement to file, prosecute and maintain in effect the Patent application with respect to the Inventions listed in Exhibit A hereto.

               (2) The License Agreement between ULRF and SCTI covering the Inventions is legal, valid, binding and will be enforceable in accordance with its terms as contained in Exhibit A.

               (3) Except as otherwise set forth in this Agreement, NBS acknowledges and understands that SCTI and UTEK make no representations and provide no assurances that the rights to the Technology and Intellectual Property contained in the License Agreement do not, and will not in the future, infringe or otherwise violate the rights of third parties.

               (4) Except as otherwise expressly set forth in this Agreement, SCTI and UTEK make no representations and extend no warranties of any kind, either express or implied, including, but not limited to warranties of merchantability, fitness for a particular purpose, non-infringement and validity of the Intellectual Property.

            (j) Liabilities of SCTI. SCTI has no assets (except as set forth in Section 2.01(h)), no liabilities or obligations of any kind, character or description except those listed on the attached exhibits.

            (k) Financial Statements. The unaudited financial statements of SCTI, including a balance sheet, attached as Exhibit B and made a part of this Agreement, are, in all respects, complete and correct and present fairly SCTI's financial position and the results of its operations on the dates and for the periods shown in this Agreement; provided, however, that interim financial statements are subject to customary year-end adjustments and accruals that will not have a material adverse effect on the overall financial condition or results of its operations. SCTI has not engaged in any business not reflected in its financial statements. There have been no material adverse changes in the nature of its business, prospects, the value of assets or the financial condition since the date of its financial statements. There are no, and on the Closing Date there will be no, outstanding obligations or liabilities of SCTI except as specifically set forth in the financial statements and the other attached schedules and exhibits. There is no information known to SCTI or UTEK that would prevent the financial statements of SCTI from being audited in accordance with generally accepted accounting principles.

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            (l)  Taxes.  All  returns,  reports,  statements  and other  similar filings required to be filed by SCTI with respect to any federal, state, local or foreign taxes, assessments, interests, penalties, deficiencies, fees and other governmental charges or impositions have been timely filed with the appropriate governmental agencies in all jurisdictions in which such tax returns and other related filings are required to be filed; all such tax returns properly reflect all liabilities of SCTI for taxes for the periods, property or events covered by this Agreement; and all taxes, whether or not reflected on those tax returns, and all taxes claimed to be due from SCTI by any taxing authority, have been properly paid, except to the extent reflected on SCTI's financial statements, where SCTI has contested in good faith by appropriate proceedings and reserves have been established on its financial statements to the full extent if the contest is adversely decided against it. SCTI has not received any notice of assessment or proposed assessment in connection with any tax returns, nor is SCTI a party to or to the best of its knowledge, expected to become a party to any pending or threatened action or proceeding, assessment or collection of taxes. SCTI has not extended or waived the application of any
statute  of  limitations  of  any  jurisdiction   regarding  the  assessment  or
collection of any taxes. There are no tax liens (other than any lien which arises by operation of law for current taxes not yet due and payable) on any of its assets. There is no basis for any additional assessment of taxes, interest or penalties. SCTI has made all deposits required by law to be made with respect
to  employees'   withholding  and  other  employment  taxes,  including  without limitation the portion of such deposits relating to taxes imposed upon SCTI. SCTI is not and has never been a party to any tax sharing agreements with any other person or entity.

            (m) Absence of Certain Changes or Events. From the date of the full execution of the Term Sheet dated February 20, 2007 between UTEK and NBS until the Closing Date, SCTI has not, and without the written consent of NBS, it will not have:

               (1) Sold, encumbered, assigned let lapsed or transferred any of its assets, including without limitation the Intellectual Property, the License Agreement or any other material asset;

               (2) Amended or terminated the License Agreement or other material agreement or done any act or omitted to do any act which would cause the breach of the License Agreement or any other material agreement;

               (3) Suffered any damage, destruction or loss whether or not in control of SCTI;

               (4) Made any commitments or agreements for capital expenditures or otherwise;

               (5) Entered into any transaction or made any commitment not disclosed to NBS;

               (6) Incurred any material obligation or liability for borrowed money;

               (7)  Suffered  any  other  event  of  any  character,   which  is
reasonable to expect, would adversely affect the future condition (financial or otherwise) assets or liabilities or business or prospects of SCTI; or

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               (8) Taken any action, which could make any of the representations or warranties made by SCTI or UTEK untrue as of the date of this Agreement or as of the Closing Date.

            (n) Material Agreements. Exhibit A attached contains a true and complete list of all contemplated and executed agreements between SCTI and a third party. A complete and accurate copy of all material agreements, contracts and commitments of the following types, whether written or oral to which it is a party or is bound (Contracts), has been provided to NBS and such agreements are or will be at the Closing Date, in full force and effect without modifications or amendment and constitute the legally valid and binding obligations of SCTI in accordance with their respective terms and will continue to be valid and enforceable following the Acquisition. SCTI is not in default of any of the Contracts. In addition:

               (1) There are no outstanding unpaid promissory notes, mortgages, indentures, deed of trust, security agreements and other agreements and instruments relating to the borrowing of money by or any extension of credit to SCTI;

               (2)  There  are  no  outstanding  operating   agreements,   lease
agreements or similar agreements by which SCTI is bound;

               (3) The complete final draft of the License Agreement has been provided to NBS;

               (4) Except as set forth in (3) above, there are no outstanding licenses to or from others of any intellectual property and trade names;


               (5) There are no outstanding agreements or commitments to sell, lease or otherwise dispose of any of SCTI's property; and

               (6) There are no breaches of any agreement to which SCTI is a party.

            (o) Compliance with Laws. SCTI is in compliance with all applicable laws, rules, regulations and orders promulgated by any federal, state or local government body or agency relating to its business and operations.

            (p) Litigation. There is no suit, action or any arbitration, administrative, legal or other proceeding of any kind or character, or any governmental investigation pending or to the best knowledge of SCTI or UTEK, threatened against SCTI, the Technology, or the License Agreement affecting its assets or business (financial or otherwise) or prospects, and neither SCTI nor UTEK is in violation of or in default with respect to any judgment, order, decree or other finding of any court or government authority relating to the assets, business or properties of SCTI or the transactions contemplated hereby. There are no pending or threatened actions or proceedings before any court, arbitrator or administrative agency, which would, if adversely determined, individually or in the aggregate, materially and adversely affect the assets or business of SCTI or the transactions contemplated.

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            (q) Employees.  SCTI has no and never had any employees. SCTI is not a party to or bound by any employment agreement or any collective bargaining agreement with respect to any employees. SCTI is not in violation of any law, regulation relating to employment of employees.

            (r) Adverse Effect. Neither SCTI nor UTEK has any knowledge of any or threatened existing occurrence, action or development that could cause a material adverse effect on SCTI or its business, assets or condition (financial or otherwise) or prospects.

            (s) Employee Benefit Plans. SCTI has never had any employee benefit plans, and there are no commitments to create any, including without limitation as such term is defined in the Employee Retirement Income Security Act of 1974, as amended, in effect, and there are no outstanding or un-funded liabilities nor will the execution of this Agreement and the actions contemplated in this Agreement result in any obligation or liability to any present or former employee.

            (t) Books and Records. The books and records of SCTI are complete and accurate in all material respects, fairly present its business and operations, have been maintained in accordance with good business practices, and applicable legal requirements, and accurately reflect in all material respects its business, financial condition and liabilities.

            (u) No Broker's Fees. Neither UTEK nor SCTI has incurred any investment banking, advisory or other similar fees or obligations in connection with this Agreement or the transactions contemplated by this Agreement.

            (v) Full Disclosure. All representations or warranties of UTEK and SCTI are true, correct and complete in all material respects on the date of this Agreement and shall be true, correct and complete in all material respects as of the Closing Date as if they were made on such date. No statement made by UTEK or SCTI in this Agreement or in the exhibits to this Agreement or any document delivered by them or on their behalf pursuant to this Agreement contains an untrue statement of material fact or omits to state all material facts necessary to make the statements in this Agreement not misleading in any material respect in light of the circumstances in which they were made.

     2.02 Representations and Warranties of NBS. NBS represents and warrants to UTEK and SCTI that the facts set forth below are true and correct.

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            (a)  Organization.  NBS is a  corporation  duly  organized,  validly existing and in good standing under the laws of Delaware, is qualified to do business as a foreign corporation in other jurisdictions in which the conduct of its business or the ownership of its properties require such qualification, to the extent that a failure to do so will have a Material Adverse Effect (as defined below), and has all requisite power and authority to conduct its business and operate properties. "Material Adverse Effect" means any event, change or effect that, when taken individually or together with all other adverse events, changes and effects, is likely to be materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects of the business of NBS.

            (b) Authorization. The execution of this Agreement and the consummation of the Acquisition and the other transactions contemplated by this Agreement have been duly authorized by the board of directors of NBS; no other corporate action on their respective parts is necessary in order to execute, deliver, consummate and perform their obligations hereunder; and they have all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated by this Agreement.

            (c) Capitalization. The authorized capital of NBS consists of 500,000,000 (Five Hundred Million) shares of common stock with a par value $0.001 per share (NBS Common Shares). All issued and outstanding shares of NBS have been duly and validly issued and are fully paid and non-assessable shares and have not been issued in violation of any preemptive or other rights of any other person or any applicable laws.

            (d)  Binding  Effect.  The  execution,   delivery,  performance  and
consummation of the Acquisition and the transactions contemplated by this Agreement will not violate any obligation to which NBS is a party and will not create a default hereunder, and this Agreement constitutes a legal, valid and binding obligation of NBS, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor's rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

            (e) Litigation Relating to this Agreement. There are no suits, actions or proceedings pending or to its knowledge threatened which seek to enjoin the Acquisition or the transactions contemplated by this Agreement or which, if adversely decided, would have a materially adverse effect on its business, assets, prospects or the results of its operations of NBS.

            (f) No Conflicting Agreements. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by NBS with the terms or provisions of this Agreement will result in a breach of the terms, conditions or provisions of, or constitute default under, or result in a violation of, their respective corporate charters or bylaws, or any agreement, contract, instrument, order, judgment or decree to which it is a party or by which it or any of its assets are bound, or violate any provision of any applicable law, rule or regulation or any order, decree, writ or injunction of any court or governmental entity which materially affects its assets or business.

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            (g)  Consents.   Assuming  the   correctness   of  UTEK  and  SCTI's
representations, no consent from or approval of any court, governmental entity or any other person is necessary in connection with its execution and delivery of this Agreement except as has already been obtained; and the consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of any material right, privilege, license or agreement relating to NBS or its assets or business.

            (h) Financial Statements. The financial statements included in the Form 8-K filed pursuant to the Securities Exchange Act of 1934, as amended on September 11, 2007, are true and complete copies of the financial statements of NBS. These financial statements (i) have been prepared from the books and records of NBS in accordance with generally accepted accounting principles as applicable in the United States, consistently applied with prior periods, and
(ii) are complete and correct and fairly reflect, in each case in all material respects, the financial condition and results of operations of NBS as of the dates and for the periods indicated thereon.

            (i) Full Disclosure. All representations or warranties of NBS are true, correct and complete in all material respects on the date of this Agreement and shall be true, correct and complete in all material respects as of the Closing Date as if they were made on such date. No statement made by them in this Agreement or in the exhibits to this Agreement or any document delivered by them or on their behalf pursuant to this Agreement contains an untrue statement of material fact or omits to state all material facts necessary to make the statements in this Agreement not misleading in any material respect in light of the circumstances in which they were made.

            (j) Compliance with Laws. NBS will comply with all applicable laws, rules, regulations and orders promulgated by any federal, state or local government body or agency relating to its business and operations, to the extent that a failure to do so will have a Material Adverse Effect.

            (k) Litigation. There is no suit, action or any arbitration, administrative, legal or other proceeding of any kind or character, or any governmental investigation pending or, to the best knowledge of NBS, threatened against NBS materially affecting its assets or business (financial or otherwise), and NBS is not in violation of or in default with respect to any judgment, order, decree or other finding of any court or government authority. There are no pending or threatened actions or proceedings before any court, arbitrator or administrative agency, which would, if adversely determined, individually or in the aggregate, materially and adversely affect its assets or business.

            (l) Investment Company Status. NBS is not an investment company, either registered or unregistered.

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     2.03  Investment  Representations  of UTEK. UTEK represents and warrants to
NBS that:

            (a) General. It has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of an investment in NBS Shares pursuant to the Acquisition. It is able to bear the economic risk of the investment in NBS Shares, including the risk of a total loss of the investment in NBS Shares. The acquisition of NBS Shares is for its own account and is for investment and not with a view to the distribution of NBS Shares. Except as permitted by law, it has a no present intention of selling, transferring or otherwise disposing in any way of all or any portion of the shares at the present time. All information that it has supplied to NBS is true and correct. It has conducted all investigations and due diligence concerning NBS to evaluate the risks inherent in accepting and holding the shares which it deems appropriate, and it has found all such information obtained fully acceptable. It has had an opportunity to ask questions of the officer and directors of NBS concerning NBS Shares and the business and financial condition of and prospects for NBS, and the officers and directors of NBS have adequately answered all questions asked and made all relevant information available to them. UTEK is an accredited investor, as the term is defined in Regulation D, promulgated under the Securities Act of 1933, as amended, and the rules and
regulations                                                          thereunder.

            (b) Stock Transfer Restrictions. UTEK acknowledges that the NBS Shares will not be registered and UTEK will not be permitted to sell or otherwise transfer the NBS Shares in any transaction in contravention of the following legend, which will be imprinted in substantially the following form on the stock certificate representing NBS Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT AND THE LAWS OF SUCH STATES UNDER WHOSE LAWS A TRANSFER OF SECURITIES WOULD BE SUBJECT TO A REGISTRATION REQUIREMENT, UNLESS UTEK CORPORATION HAS OBTAINED AN OPINION OF COUNSEL STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.


                                    ARTICLE 3
                    TRANSACTIONS PRIOR TO CLOSING / COVENANTS

     3.01. Corporate Approvals. Prior to the Closing Date, each of the parties shall submit this Agreement to its board of directors and when necessary, its respective shareholders and obtain approval of this Agreement. Copies of corporate actions taken shall be provided to each party.

     3.02 Access to Information. Each party agrees to permit, upon reasonable notice, the attorneys, accountants, and other representatives of the other party's reasonable access during normal business hours to its properties and its books and records to make reasonable investigations with respect to its affairs, and to make its officers and employees available to answer questions and provide additional information as reasonably requested.

     3.03 Expenses. Each party agrees to bear its own expenses in connection with the negotiation and consummation of the Acquisition and the transactions contemplated by this Agreement.

     3.04 Covenants. Except as permitted in writing, each party agrees that it will:

            (a) Use its good faith efforts to obtain all requisite licenses, permits, consents, approvals and authorizations necessary in order to consummate the Acquisition; and

            (b) Notify the other parties upon the occurrence of any event which would have a materially adverse effect upon the Acquisition or the transactions contemplated by this Agreement or upon the business, assets or results of operations; and

            (c) Not modify  its  corporate  structure,  except as  necessary  or
advisable  in  order  to  consummate  the  Acquisition   and  the   transactions
contemplated by this Agreement.

                                    ARTICLE 4
                              CONDITIONS PRECEDENT


     The obligation of the parties to consummate the Acquisition and the transactions contemplated by this Agreement are subject to the following conditions that may be waived, to the extent permitted by law:

     4.01. Each party must obtain the approval of its board of directors and such approval shall not have been rescinded or restricted.

     4.02. Each party shall obtain all requisite licenses, permits, consents, authorizations and approvals required to complete the Acquisition and the transactions contemplated by this Agreement.

     4.03. There shall be no claim or litigation instituted or threatened in writing by any person or government authority seeking to restrain or prohibit any of the contemplated transactions contemplated by this Agreement or challenges the right, title and interest of UTEK in the SCTI Shares or the right of SCTI or UTEK to consummate the Acquisition contemplated hereunder.

     4.04. The representations and warranties of the parties shall be true and correct in all material respects at the date hereof and at the Closing Date.

     4.05. The Technology and Intellectual Property has been prosecuted in good faith with reasonable diligence.

     4.06. NBS shall have received a certificate of the chief executive officer of SCTI that the License Agreement: (i) is in full force and effect, (ii) has not been amended in any way.

     4.07. SCTI shall provide to NBS the written opinion of its legal counsel in substantially the form of opinion attached hereto as Exhibit C.

     4.08. All documents that are necessary to be filed prior to the closing of the transactions contemplated hereby shall have been filed with the applicable governmental and regulatory authorities, including, without limitation, the United States Securities and Exchange Commission.

     4.09. NBS shall have received, within five (5) business days of the Closing Date, each of the following:

            (a) the  stock  certificates  representing  the  SCTI  Shares,  duly
endorsed  (or   accompanied   by  duly  executed   stock  powers)  by  UTEK  for
cancellation;

            (b) all documentation relating to SCTI's business, all in a form and substance satisfactory to NBS;

            (c) such agreements, files and other data and documents pertaining to SCTI's business as NBS may reasonably request;

            (d) copies of the general ledgers and books of account of SCTI, and all federal, state and local income, franchise, property and other tax returns filed by SCTI since the inception of SCTI;

            (e) certificates of the Secretary of State of the State of Florida as to the legal existence and good standing, as applicable, (including tax) of SCTI in Florida;

            (f) the original corporate minute books of SCTI, including the articles of incorporation and bylaws of SCTI, and all other documents filed in this Agreement;

            (g) all consents, assignments or related documents of conveyance to give NBS the benefit of the transactions contemplated hereunder;

            (h) such documents as may be needed to accomplish the Closing under the corporate laws of the states of incorporation of NBS and SCTI, and

            (i) such other documents, instruments or certificates as NBS, or their counsel may reasonably request.

     4.10. NBS shall have completed due diligence investigation of SCTI to NBS's satisfaction in their sole discretion.

     4.11. NBS shall receive the resignation effective the Closing Date of each director and officer of SCTI.


                                    ARTICLE 5
                  SURVIVAL OF REPRESENTATIONS AND WARRANTIES /

     5.01. Survival of Representations and Warranties of UTEK and SCTI. The representations and warranties made by UTEK and SCTI shall survive for a period of one year after the Closing Date, and thereafter all such representation and warranties shall be extinguished, except with respect to claims then pending for which specific notice has been given during such one-year period.

     5.02. Survival of Representations and Warranties of NBS. The representations and warranties made by NBS shall survive for a period of one year after the Closing Date, and thereafter all such representations and warranties shall be extinguished, except with respect to claims then pending for which specific notice has been given during such one-year period.

     5.03. Limitations on Liability. NBS agrees that UTEK shall not be liable under this agreement to NBS or their respective successor's, assigns or affiliates except where damages result directly from the gross negligence or willful misconduct of UTEK or its employees. In no event shall UTEK's liability exceed the total amount of the fees paid to UTEK under this agreement, nor shall UTEK be liable for incidental or consequential damages of any kind. NBS shall indemnify UTEK, and hold UTEK harmless against any and all claims by third parties for losses, damages or liabilities, including reasonable attorneys fees and expenses ("Losses"), arising in any manner out of or in connection with the rendering of services by UTEK under this Agreement, unless it is finally judicially determined that such Losses resulted from the gross negligence or willful misconduct of UTEK. The terms of this paragraph shall survive the termination of this agreement and shall apply to any controlling person, director, officer, employee or affiliate of UTEK.

     5.04. Indemnification. NBS agrees to indemnify and hold harmless UTEK and its subsidiaries and affiliates and each of its and their officers, directors, principals, shareholders, agents, independent contactors and employees (collectively "Indemnified Persons") from and against any and all claims, liabilities, damages, obligations, costs and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or relating to matters or arising from this Agreement, except to the extent that any such claim, liability, obligation, damage, cost or expense shall have been determined by final non-appealable order of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Person or Persons in respect of whom such liability is asserted.

     5.05. Limitations on Liability. UTEK agrees that NBS shall not be liable under this agreement to UTEK or their respective successor's, assigns or affiliates except where damages result directly from the gross negligence or willful misconduct of NBS or its employees. In no event shall NBS's liability exceed the total amount of the fees paid to NBS under this agreement, nor shall NBS be liable for incidental or consequential damages of any kind. UTEK shall indemnify NBS, and hold NBS harmless against any and all claims by third parties for losses, damages or liabilities, including reasonable attorneys fees and expenses ("Losses"), arising in any manner out of or in connection with the rendering of services by NBS under this Agreement, unless it is finally judicially determined that such Losses resulted from the gross negligence or willful misconduct of NBS. The terms of this paragraph shall survive the termination of this agreement and shall apply to any controlling person, director, officer, employee or affiliate of NBS.

     5.06. Indemnification. UTEK agrees to indemnify and hold harmless NBS and its subsidiaries and affiliates and each of its and their officers, directors, principals, shareholders, agents, independent contactors and employees (collectively "Indemnified Persons") from and against any and all claims, liabilities, damages, obligations, costs and expenses (including reasonable attorneys' fees and expenses and costs of investigation) arising out of or relating to matters or arising from this Agreement, except to the extent that any such claim, liability, obligation, damage, cost or expense shall have been determined by final non-appealable order of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Person or Persons in respect of whom such liability is asserted.

            (a) Limitation of Liability. UTEK agrees that no Indemnified Person shall have any liability as a result of the execution and delivery of this Agreement, or other matters relating to or arising from this Agreement, other than liabilities that shall have been determined by final non-appealable order of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Person or Persons in respect of whom such liability is asserted. Without limiting the generality of the foregoing, in no event shall any Indemnified Person be liable for consequential, indirect or punitive damages, damages for lost profits or opportunities or other like damages or claims of any kind.

                                    ARTICLE 6
                                    REMEDIES

     6.01 Specific Performance. Each party's obligations under this Agreement are unique. If any party should default in its obligations under this agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages. Accordingly, the non-defaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate.

     6.02 Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this agreement or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.


                                    ARTICLE 7
                                   ARBITRATION

     In the event a dispute arises with respect to the interpretation or effect of this Agreement or concerning the rights or obligations of the parties to this Agreement, the parties agree to negotiate in good faith with reasonable diligence in an effort to resolve the dispute in a mutually acceptable manner. Failing to reach a resolution of this Agreement, either party shall have the right to submit the dispute to be settled by arbitration before one arbitrator under the Commercial Rules of Arbitration of the American Arbitration Association. The parties agree that, unless the parties mutually agree to the contrary such arbitration shall be conducted in the State of New York. The cost of arbitration shall be borne by the party against whom the award is rendered or, if in the interest of fairness, as allocated in accordance with the judgment of the arbitrators.


                                    ARTICLE 8
                                  MISCELLANEOUS

     8.01. No party may assign this Agreement or any right or obligation of it hereunder without the prior written consent of the other parties to this Agreement. No permitted assignment shall relieve a party of its obligations under this Agreement without the separate written consent of the other parties.

     8.02. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

     8.03. Each party agrees that it will comply with all applicable laws, rules and regulations in the execution and performance of its obligations under this Agreement.

     8.04. This Agreement shall be governed by and construct in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

     8.05. This document constitutes a complete and entire agreement among the parties with reference to the subject matters set forth in this Agreement. No statement or agreement, oral or written, made prior to or at the execution of this Agreement and no prior course of dealing or practice by either party shall vary or modify the terms set forth in this Agreement without the prior consent of the other parties to this Agreement. This Agreement may be amended only by a written document signed by the parties.

     8.06. All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be (a) sent by facsimile transmission, (b) or with respect of notices from the United States sent by the United States Postal Service, registered or certified mail, return receipt requested, or (c) personally delivered by a nationally recognized express overnight courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section):


         (i) If to UTEK:

         UTEK CORPORATION
         Clifford M. Gross, Ph.D.
         Chief Executive Officer
         2109 East Palm Avenue
         Tampa, Florida 33605


         (ii) If to NBS or SCTI:

         NEOSTEM, INC.
         Catherine Vaczy
         General Counsel
         420 Lexington Ave, Suite 450
         New York, New York 10170


     8.07. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     8.08. This Agreement may be executed in multiple counterparts, each of which shall constitute one and a single Agreement.

     8.09. Any facsimile signature of any part to this Agreement or to any other agreement or document executed in connection of this Agreement should constitute a legal, valid and binding execution by such parties.




                       (SIGNATURES ON THE FOLLOWING PAGE)

NEOSTEM, INC.                                   STEM CELL TECHNOLOGIES, INC.

By: /s/ Robin Smith                             By: /s/ Jennifer Willis
    --------------                                  -------------------
    Robin Smith, M.D.                               Jennifer Willis
    Chief Executive Officer                         President


    Address:                                        Address:
    420 Lexington Ave, Suite 450                    2109 East Palm Avenue
    New York, New York 10170                        Tampa, Florida 33605

    Date: November 12, 2007                         Date: November 12, 2007


UTEK CORPORATION


By: /s/ Clifford M. Gross
    ---------------------
    Clifford M. Gross, Ph.D.
    Chief Executive Officer

    Address:
    2109 East Palm Avenue
    Tampa, Florida 33605

    Date: November 12, 2007


UTEK CORPORATION

By: /s/ Doug Schaedler
    Doug Schaedler
    Chief Compliance Officer

    Address:
    2109 East Palm Avenue
    Tampa, Florida 33605

    Date: November 12, 2007